Causeway International Small Cap Fund

Institutional Class (CIISX)

Investor Class (CVISX)

Summary Prospectus

January 27, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.causewayfunds.com/documents. You can also get this information at no cost by calling 1-866-947-7000 or by sending an e-mail request to causewayfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 27, 2022, are incorporated by reference into this summary prospectus.

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital.

Fees and Expenses

The following table shows the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Transaction Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses

(expenses that you pay each year as a

percentage of the value of your investment)

	Institutional Class		Investor Class
Management Fees	1.00%		1.00%
Other Expenses(1)	0.48%		0.44%
Shareholder Service Fees	Non	e	0.25%
Total Annual Fund Operating Expenses(2)	1.48%		1.69%
Expense Reimbursement(3)	0.38%		0.34%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.10%		1.35%
(1)	Other Expenses for the Institutional and Investor classes differ due to differences in average net assets during the most recent fiscal year.

(2)

The Total Annual Fund Operating Expenses disclosed above differ from the ratios in the financial highlights section of the prospectus because the financial highlights do not reflect the fact that the Fund did not incur the maximum annual shareholder service fee during the most recent fiscal year.

(3)

Under the terms of an expense limit agreement, the Investment Adviser has agreed to waive all or a portion of its advisory fee and, if necessary, reimburse expenses to keep the Fund’s “Total Annual Fund Operating Expenses” (excluding brokerage fees and commissions, shareholder service fees, interest, taxes, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.10% of the average daily net assets of each of the Institutional Class and Investor Class shares. The expense limit agreement will remain in effect until January 31, 2023 and may only be terminated earlier by the Fund’s Board or upon termination of the Fund’s investment advisory agreement.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the effect of the expense limit agreement through January 31, 2023 only, and assumes no expense limit after that time. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$112	$431	$772	$1,736
Investor Class	$137	$499	$886	$1,969

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies and Risks

What are the Fund’s principal investment strategies?

The Fund invests primarily in common stocks of companies with smaller market capitalizations located in developed and emerging markets outside the U.S. The Fund normally invests at least 80% of its total assets in equity securities of companies with smaller market capitalizations. Smaller market capitalization companies have market capitalizations that do not exceed the highest market capitalization of a company included in the Fund’s benchmark, the MSCI ACWI ex USA Small Cap Index (Gross) (the “Small Cap Index”), at the time of purchase. As of December 31, 2021 the Small Cap Index included companies with market capitalizations of up to $9.2 billion, and included companies in both developed and emerging markets outside the U.S. Some of these companies, although small compared with larger U.S. companies, might be large companies in their local markets. The Fund may continue to invest in a company with a market capitalization that appreciates above the smaller market capitalization threshold and thus may from time to time hold less than 80% of its total assets in equity securities of companies with smaller market capitalizations. The Fund may invest in a wide range of industries.

The Investment Adviser uses a quantitative investment approach to purchase and sell investments for the Fund. To select securities, the Investment Adviser’s proprietary computer model analyzes “stock-specific” factors relating to valuation, earnings growth, technical indicators, and competitive strength, and “top-down” factors relating to macroeconomics and country. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 90% of the score for a company. For each stock, the relative weight assigned to each stock-specific factor differs depending on its classification (for example, value, growth, momentum, capitalization or other classifications). The relative weights of these stock-specific factors are sometimes referred to as “contextual weights.” Factors and their weightings may change over time as the model is revised and updated, or if the classification of a stock changes. In addition to its quantitative research, the Investment Adviser’s fundamental research analysts review the quantitative outputs to attempt to identify and address special issues, such as significant corporate actions or management changes, which are difficult to detect quantitatively.

If the Fund invests in a country, the percentage of the Fund’s total assets attributable to that country is not expected to be greater than the weight of that country in the Small Cap Index, plus 5 percentage points, or less than the weight of that country in the Small Cap Index minus 5 percentage points. In addition, at the discretion of the Investment Adviser, the Fund may invest up to 10% of total Fund assets in foreign and emerging markets not included in the Small Cap Index. The Investment Adviser determines a company’s country by referring to: the stock exchange where its securities are principally traded; where it is registered, organized or incorporated; where its headquarters are located; its MSCI country classification; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.

What are the main risks of investing in the Fund?

Market and Selection Risk. As with any mutual fund, the Fund’s value, and therefore the value of your Fund shares, may go down. This may occur because the value of a particular stock or stock market in which the Fund invests is falling. Also, the Investment Adviser may select securities that underperform the stock market or other funds with similar investment objectives and investment strategies. If the value of the Fund’s investments goes down, you may lose money. We cannot guarantee that the Fund will achieve its investment objective.

Global financial markets have experienced and may continue to experience significant volatility resulting from the spread of COVID-19. The COVID-19 pandemic has resulted in travel and border restrictions, quarantines, supply chain disruptions, labor restrictions, lower consumer demand and general market uncertainty. The effects of COVID-19, including new variants, have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund. Similar consequences could arise as a result of the spread of other infectious diseases.

Foreign and Emerging Markets Risk. The Fund’s investments in companies in foreign and emerging markets involve special risks

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not present in U.S. investments that can increase the chances that the Fund will lose money. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investment. The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight in emerging markets can be less than in more developed foreign markets. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s shares may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign and emerging markets securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for smaller capitalization investments.

Small Cap Risk. The Fund will invest a significant portion of its assets in the securities of smaller capitalization companies. The values of securities of smaller companies, which may be less well-known companies, can be more sensitive to, and react differently to, company, political, market, and economic developments than the market as a whole and other types of securities. Smaller companies can have more limited product lines, markets, growth prospects, depth of management, and financial resources, and these companies may have shorter operating histories and less access to financing, creating additional risk. Smaller capitalization companies in countries with less-liquid currencies may have additional difficulties in financing and conducting their businesses. Further, smaller companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans that have floating rates. Because of these and other risks, securities of smaller capitalization companies tend to be more volatile and less liquid than securities of medium and larger capitalization companies. During some periods, securities of smaller capitalization companies, as an asset class, have underperformed the securities of larger capitalization companies.

Quantitative Analysis Risk. Data for foreign and emerging markets companies, particularly for smaller companies, may be less available, less accurate and/or less current than data for U.S. companies. The Investment Adviser will use quantitative techniques to generate investment decisions and its analysis and stock selection can be adversely affected if it relies on erroneous or outdated data. Any errors in the Investment Adviser’s quantitative methods may adversely affect the Fund’s performance. In addition, securities selected using quantitative analysis can perform differently from the market as a whole as a result of the factors used in the analysis, the weight assigned to a stock-specific factor for a stock or the weight placed on each factor, and changes in the factor’s historical trends. The factors used in quantitative analysis and the weight assigned to a stock-specific factor for a stock or the weight placed on each factor may not predict a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current quantitative model.

See “Investment Risks” in the prospectus for more information about the risks associated with the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund may be an appropriate investment if you:

•	Are seeking long-term growth of capital and can withstand the share price volatility of equity investing.

•	Are seeking to diversify a portfolio of equity securities to include smaller capitalization foreign and emerging markets securities.

•	Can tolerate the increased volatility and currency fluctuations associated with investments in foreign and emerging markets securities, and smaller capitalization securities.

•	Are willing to accept the risk that the value of your investment may decline in order to seek long-term growth of capital.

Performance

The bar chart and the performance table that follow provide some indication of the risks and volatility of investing in the Fund by showing changes in the Fund’s performance and by showing how the Fund’s average annual returns for one year and five years, and since inception, compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit www.causewayfunds.com.

Institutional Class:

During the period shown in the bar chart, the best quarter was 18.08% (6/30/2020) and the worst quarter was -30.67% (3/31/2020).

Average Annual Total Returns

After-tax returns are shown for the Institutional Class only; after-tax returns for the Investor Class will differ. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

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For the periods ended December 31, 2021:

Institutional Class	1 Year	5 Years	Since Inception (October 20, 2014)
Fund Returns Before Taxes	21.57%	9.51%	8.02%
Fund Returns After Taxes on Distributions	20.91%	8.41%	7.15%
Fund Returns After Taxes on Distributions and Sale of Fund Shares	13.86%	7.41%	6.34%
Investor Class
Fund Returns Before Taxes	21.25%	9.28%	7.79%
MSCI ACWI ex USA Small Cap Index (Gross) (reflects no deduction for fees, expenses or taxes)	13.36%	11.63%	9.16%

Portfolio Management

Investment Adviser

Causeway Capital Management LLC

Portfolio Managers

The Fund is managed by the following portfolio managers:

Joe Gubler, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Arjun Jayaraman, PhD, CFA, head of the quantitative research group at the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

MacDuff Kuhnert, CFA, a director of the Investment Adviser, has served as the Fund’s portfolio manager since 2014.

Ryan Myers, a director of the Investment Adviser, has served on the Fund’s portfolio management team since 2021.

Purchase and Sale of Fund Shares: You may purchase, sell (redeem), or exchange shares of the Fund on any business day through your broker, by writing to the Fund at P.O. Box 219085, Kansas City, MO 64121-7159, telephoning the Fund at 1-866-947-7000 or visiting the Fund’s website at www.causewayfunds.com . Shares may be purchased by check or by wire, or through the automated clearing house. You may receive redemption proceeds by wire or by check.

Investor Class shares require a $5,000 minimum initial investment. Institutional Class shares require a $1 million minimum initial investment. There are no minimum amounts required for subsequent investments.

Tax Information: Distributions from the Fund are generally taxable to you as ordinary income or long-term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Fund through a broker or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary’s website.

CCM-SM-007-1000

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